UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 27, 2006
VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5759	65-0949535

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida		33131

(Address of Principal Executive Offices)		(Zip Code)
(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition
     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, “Income Tax Effects of Issuing Convertible Debt with a Beneficial Conversion Feature.” In Issue No. 05-8, the EITF concluded that the issuance of convertible debt with a beneficial conversion feature creates a temporary difference on which deferred taxes should be provided. The consensus is required to be applied in fiscal periods beginning after December 15, 2005, by retroactive restatement of prior financial statements retroactive to the issuance of the convertible debt.
     We are filing this Current Report on Form 8-K to apply the new policy retrospectively with respect to all periods presented in the previously filed Form 10-K for the year ended December 31, 2005 (“2005 Form 10-K”). We have revised Items 6, 7 and 8 of the 2005 Form 10-K, where appropriate, to reflect the retrospective application of the new policy and have repeated all other text contained in these items, except for other minor typographical changes. No other changes, including for purposes of updating, have been made to these items, except for other minor typographical changes. Please refer to our 2006 periodic and current reports for such updated information.
     The retrospective application of EITF Issue No. 05-8 reduced income tax expense by $87,000 and $1,003,000 for the years ended December 31, 2004 and 2005, respectively. The retrospective application also reduced an extraordinary gain in connection with the unallocated goodwill from the New Valley acquisition by $990,000 for the year ended December 31, 2005. Thus, the net impact of the retrospective application was an increase in net income of $87,000 and $13,000 for the years ended December 31, 2004 and 2005, respectively.
     The net impact of the application of EITF Issue No. 05-8 on the Company’s basic and diluted earnings per share for the years ended December 31, 2005 and 2004 is as follows:

	EPS	EPS	EPS
	From	From	From
	Continuing	Discontinued	Extraordinary
	Operations	Operations	Item	EPS

	2005

Basic earnings per share, as previously reported	$0.86	$0.07	$0.18	$1.11

Impact of application of EITF 05-8	0.03	—	(0.03)	—

Basic earnings per share, as revised	$0.89	$0.07	$0.15	$1.11

Diluted earnings per share, as previously reported	$0.82	$0.07	$0.17	$1.06

Impact of application of EITF 05-8	0.02	—	(0.02)	—

Diluted earnings per share, as revised	$0.84	$0.07	$0.15	$1.06

	2004

Basic earnings per share, as previously reported	$0.09	$0.06	$—	$0.15

Impact of application of EITF 05-8	0.01	—	—	0.01

Basic earnings per share, as revised	$0.10	$0.06	—	0.16

Diluted earnings per share, as previously reported	$0.09	$0.06	$—	$0.15

Impact of application of EITF 05-8	—	—	—	—

Diluted earnings per share, as revised	$0.09	$0.06	$—	$0.15

     The information furnished under Item 2.02 of this Current Report on Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits Exhibit 99.1 — Selected Items of 2005 Form 10-K, as revised. Exhibit 99.2 — Consent of Independent Registered Certified Public Accounting Firm.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.
By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President and Chief Financial Officer

Date: June 27, 2006

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